LETTER OF TRANSMITTAL

Offer to Exchange
any and all outstanding
7 7/8% Senior Notes due March 15, 2007,
which are not registered under the Securities Act of 1933,
for any and all outstanding
7 7/8% Senior Notes due March 15, 2007,
which have been registered under the Securities Act of 1933,

of
NORTHWESTERN CORPORATION

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 200    , UNLESS EXTENDED (THE "EXPIRATION DATE"). ORIGINAL NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

JPMorgan Chase Bank

By Mail, Overnight Courier or Hand Delivery:

JPMorgan Chase Bank
GIS Unit Trust Window
4 New York Plaza, First Floor
New York, New York 10004-2413
Attention: Victor Matis
Reference: NorthWestern Corporation Exchange

By Facsimile:

(212) 623-8424 or (212) 623-8430 or (212) 623-8470
Attention: Victor Matis
Confirm by Telephone:
(212) 623-8286
Reference: NorthWestern Corporation Exchange

To Confirm by Telephone or for Information:

(212) 623-8286
Reference: NorthWestern Corporation Exchange

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE OR OTHERWISE THAN AS PROVIDED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This Letter of Transmittal is to be completed by holders of Original Notes (as defined below) either if Original Notes are to be forwarded herewith or if tenders of Original Notes are to be made by book-entry transfer to an account maintained by JPMorgan Chase Bank (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer—Exchange Offer Procedures" in the Prospectus.

        Holders of Original Notes (i) whose certificates (the "Certificates") for such Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus.

        SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF ORIGINAL NOTES TENDERED

If Blank, please print Name and Address of Registered Holder	Original Notes Tendered (Attach Additional List of Notes)

	Certificate Number(s)*	Principal Amount of Original Notes	Principal Amount of Original Notes Tendered (If Less Than All)**

Total Amount Tendered:

*	Need not be completed by book-entry holders.
**
Original Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes held by such holder indicated in the corresponding column to the left of this column.

BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY:

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

	DTC Account No.	Transaction Code No.

☐
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

	DTC Account No.	Transaction Code No.

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.
☐
CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name:

Address:

Ladies and Gentlemen:

        The undersigned hereby tenders to NorthWestern Corporation, a Delaware corporation (the "Issuer"), the above described aggregate principal amount of the Issuer's 7 7/8% Senior Notes due March 15, 2007, which are not registered under the Securities Act of 1933 (the "Original Notes"), in exchange for a like aggregate principal amount of the Issuer's 7 7/8% Senior Notes due March 15, 2007, which have been registered under the Securities Act of 1933 (the "New Notes"), respectively, upon the terms and subject to the conditions set forth in the Prospectus, dated                        , 200    (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

        Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby tenders, exchanges, sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuer in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Notes to the Issuer together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Issuer and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

        THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE ISSUER WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE ISSUER OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT, DATED AS OF MARCH 13, 2002 (THE "REGISTRATION RIGHTS AGREEMENT"), AMONG THE ISSUER AND THE INITIAL PURCHASERS NAMED THEREIN, FOR THE BENEFIT OF THE INITIAL PURCHASERS AND THE HOLDERS OF THE ORIGINAL NOTES. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

        The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Notes or, in the case of book-entry securities, on the relevant securities position listing. The Certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

        The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in "The Exchange Offer—Exchange Offer Procedures" in the Prospectus and in the instructions hereto will, upon the Issuer's acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Original Notes tendered hereby.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

        By tendering Original Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) any New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of its business (ii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act of 1933) of New Notes to be received in the Exchange Offer, (iii) the undersigned is not an "affiliate" (as defined in Rule 405 under the Securities Act of 1933) of the Issuer or any of its subsidiaries, or, if the undersigned is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act of 1933, to the extent applicable, (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act of 1933) of such New Notes and (v) if the undersigned is a broker-dealer that received New Notes for its own account in the Exchange Offer, where such Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, such broker-dealer will deliver a Prospectus in connection with any resale of such New Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933). See "The Exchange Offer—Terms of the Exchange Offer — Purpose of the Exchange Offer," "The Exchange Offer—Exchange Offer Procedures" and "Plan of Distribution" in the Prospectus.

        The Issuer has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of New Notes received in exchange for Original Notes, where such Original Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the consummation of the Exchange Offer (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer. However, a Participating Broker-Dealer who intends to use the Prospectus in connection with the resale of New Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Issuer, or cause the Issuer to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided herein for that purpose or may be delivered to the Exchange Agent at one of the addresses set forth in the Prospectus under "The Exchange Offer—Exchange Agent." In that regard, each Participating Broker-Dealer, by tendering such Original Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Issuer of the occurrence of (i) the request of the Securities and Exchange Commission for amendments or supplements to the Registration Statement or the Prospectus included therein, (ii) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iii) the receipt by the Issuer or its legal counsel of any notification with respect to the suspension of the qualification of the New Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (iv) the happening of any event that requires the Issuer to make changes in the Registration Statement or the Prospectus in order that the Registration Statement or the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made), not misleading, such Participating Broker-Dealer shall suspend the use of such Prospectus, until the Issuer has promptly prepared and filed a post-effective amendment to the Registration Statement or a supplement to the related Prospectus and any other document required so that, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and has furnished an amended or supplemented Prospectus to the Participating Broker-Dealer or the Issuer has given notice that the sale of the New Notes may be resumed, as the case may be.

        If the Issuer gives such notice to suspend the sale of the New Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days in the period from and including the date of the giving of such notice to and including the date when the Issuer shall have made available to Participating Broker-Dealers copies of the supplemented or amended Prospectus necessary to resume resales of the New Notes or to and including the date on which the Issuer has given notice that the use of the applicable Prospectus may be resumed, as the case may be.

        Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from March 13, 2002. Such interest will be paid with the first interest payment on the New Notes on September 15, 2002.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

HOLDER(S) SIGN HERE
(SEE INSTRUCTIONS 1, 2, 5 AND 6)
(PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

        Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Issuer or the Trustee for the Original Notes to comply with the restrictions on transfer applicable to the Original Notes). If the signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

(SIGNATURE(S) OF HOLDER(S))

Signature(s):	Dated:	, 2002
Name(s):
(Please Print)
Address:
(Include Zip Code)
Area Code and Telephone Number:
TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER(S)
GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 2 AND 5)
Authorized Signature:
Name:
(Please Print)
Date:	, 2002
Capacity or Title:
Name of Firm:
Address:
(Include Zip Code)
Area Code and Telephone Number:

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5 AND 6)

        To be completed ONLY if the New Notes are to be issued in the name of someone other than the registered holder of the Original Notes whose name(s) appear(s) above:

Issue New Notes to:

Name:
(Please Print)
Address:
(Include Zip Code)
(Taxpayer Identification or Social Security No.)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5 AND 6)

        To be completed ONLY if the New Notes are to be delivered to someone other than the registered holder of the Original Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail New Notes to:

Name:
(Please Print)
Address:
(Include Zip Code)
(Taxpayer Identification or Social Security No.)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer—Exchange Offer Procedures" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at DTC, as well as a Letter of Transmittal (or manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date. Original Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples thereof.

        Holders who wish to tender their Original Notes and (i) whose Certificates for such Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, the Letter of Transmittal or any other required documents to the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuer, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Original Notes, in proper form for transfer, together with a Letter of Transmittal (or manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus.

        The Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail or transmitted by facsimile to the Exchange Agent, and must include a guarantee by an Eligible Guarantor Institution in the form set forth in such Notice. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to 5:00 p.m., New York City time, on the Expiration Date. As used herein and in the Prospectus, "Eligible Guarantor Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association.

        THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT OR HAND DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder, by executing a Letter of Transmittal (or manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

        2.    Guarantee of Signatures.    No signature guarantee on this Letter of Transmittal is required if:

            (i)  this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the relevant security position listing as the owner of the Original Notes) of Original Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii)  such Original Notes arc tendered for the account of a firm that is an Eligible Guarantor Institution.

        In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

        3.    Inadequate Space.    If the space provided in the box captioned "Description of Original Notes" is inadequate, the Certificate number(s) and/or the aggregate principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

        4.    Partial Tenders and Withdrawal Rights.    Tenders of Original Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Original Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered in the box entitled "Principal Amount of Original Notes Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Original Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Original Notes, or such other party as you identify in the box captioned "Special Delivery Instructions," promptly after the Expiration Date. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn, and (if Certificates for Original Notes have been tendered) the name of the registered holder of the Original Notes as set forth on the Certificate for the Original Notes, if different from that of the person who tendered such Original Notes. If Certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Guarantor Institution, except in the case of Original Notes tendered for the account of an Eligible Guarantor Institution. If Original Notes have been tendered pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer—Exchange Offer Procedures" in the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes property withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to 5:00 p.m., New York City time, on the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer—Exchange Offer Procedures."

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Issuer, any affiliates or assigns of the Issuer, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

        5.    Signatures on Letter of Transmittal, Assignments and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or, in the case of book-entry securities, on the relevant security position listing, without alteration, enlargement or any change whatsoever.

        If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles thereof) as there are different registrations of Certificates.

        If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Issuer, in its sole discretion, of such persons' authority to so act.

        When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuer or the Trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

        6.    Special Issuance and Delivery Instructions.    If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

        7.    Irregularities.    The Issuer determines, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Issuer reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Issuer, be unlawful. The Issuer also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer—Conditions" or any conditions or irregularity in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Issuer, any affiliates or assigns of the Issuer, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

        8.    Questions, Requests for Assistance and Additional Copies.    Questions and requests for assistance may be directed to the Exchange Agent at one of its addresses and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

        9.    30% Backup Withholding; Substitute Form W-9.    Under U.S. Federal income tax law, a holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Original Notes exchanged pursuant to the Exchange Offer may be subject to a 30% (in 2002) backup withholding.

        The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 30% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

        The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8 BEN, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed Substitute Form W-9 for additional guidance on which holders are exempt from backup withholding.

        Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

        10.    Lost, Destroyed or Stolen Certificates.    If any Certificate(s) representing Original Notes has been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

        11.    Security Transfer Taxes.    Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING NOTEHOLDERS
(SEE INSTRUCTION 9)

PAYERS NAME: The Bank of New York

SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service	PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Payer's Request for	CERTIFICATE—UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Taxpayer Identification	(1)	the number on this form is my correct Taxpayer Identification Number (or that I am waiting
Number ("TIN")		for a number to be issued to me).
and Certification	(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to withholding.
	(3)	any other information provided on this form is true and correct.

	CERTIFICATION INSTRUCTIONS—YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER BEING NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING, YOU RECEIVED ANOTHER NOTIFICATION FROM THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS OUT ITEM (2).

SIGNATURE	DATE	PART 2—AWAITING TIN ☐

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 30% (in 2002) OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 30% of all payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number to the Exchange Agent and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 30% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number:

Signature	Date	, 2002